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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      We, the undersigned directors and/or officers of Oglebay Norton Company, an Ohio corporation (the "Company"), hereby severally constitute and appoint Michael D. Lundin, Julie A. Boland and Rochelle F. Walk, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorney-in-fact or attorneys-in-fact, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-1 filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

      Executed as of this 29th day of December 2004.

/s/  Michael D. Lundin                   /s/  Julie A. Boland
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Michael D. Lundin                        Julie A. Boland
President and Chief Executive            Vice President and Chief Financial
Officer and Director                     Officer
(Principal Executive Officer)            (Principal Financial and Accounting
                                         Officer)

/s/  Albert C. Bersticker                /s/  Malvin E. Bank
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Albert C. Bersticker                     Malvin E. Bank
Chairman of the Board of Directors       Director


/s/  William G. Bares                    /s/  James T. Bartlett
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William G. Bares                         James T. Bartlett
Director                                 Director


/s/  Madeline W. Ludlow                  /s/  William G. Pryor
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Madeleine W. Ludlow                      William G. Pryor
Director                                 Director


/s/  John P. O'Brien
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John P. O'Brien
Director